UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2020 (May 5, 2020)

WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E., Rockford, Michigan	49351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 5, 2020, Wolverine World Wide, Inc. (the “Company”) entered into a Second Amendment (the “Amendment”) which amended its senior credit facility that was most recently amended and restated as of December 6, 2018 (as so amended by the Amendment, the “Amended Senior Credit Facility”) with JPMorgan Chase Bank, N.A., as administrative agent and as a lender, the Company, the other borrowers party thereto, and the other lenders party thereto. In connection with the Amendment, on May 5, 2020, the Company borrowed $171 million in aggregate principal amount of incremental term loans (the “Incremental Term Loans”). The Incremental Term Loans will mature on May 4, 2021 and bear interest at a rate equal either to (i) the applicable base rate plus 1.250% or (ii) LIBOR plus 2.250%.

The Amendment provided for, among other things, (i) a condition precedent to subsequent borrowings under the Company’s revolving credit facility within the Amended Senior Credit Facility (the “Revolving Credit Facility”) that, after giving effect to each such borrowing, the aggregate amount of unrestricted cash and cash equivalents of the Company and its restricted subsidiaries does not exceed $500,000,000, other than to the extent any excess amount is required to effect acquisitions or other investments within ten business days after such borrowing, (ii) adjustments to the pricing grid applicable to loans under the Revolving Credit Facility and the existing term loan A facility (the “Existing Term Loan A Facility”) within the Amended Senior Credit Facility and (iii) a 0.75% LIBOR floor applicable to the Incremental Term Loans, the Revolving Credit Facility and the Existing Term Loan A Facility.

The Company used $100.0 million of the net proceeds from the Incremental Term Loans to repay borrowings under the Revolving Credit Facility and the Company retained the remaining $69.0 million of net proceeds of the Incremental Term Loan (after paying an estimated $2.0 million in related fees and expenses) as cash on hand. As of March 28, 2020, after giving effect to the Incremental Term Loans, the use of the proceeds therefrom as described above, the repayment of $2.5 million of borrowings under the Existing Term Loan A Facility on March 30, 2020 using cash on hand, the issuance of the Notes (as defined below) and the use of proceeds therefrom as described in Item 8.01 of this Current Report, the Company would have had $539.1 million in cash and cash equivalents and $399.3 million in commitments available to be borrowed under the Revolving Credit Facility.

The foregoing description of the Amended Senior Credit Facility does not purport to be complete and is qualified in its entirety by reference to the Amended Senior Credit Facility, which is filed as Exhibit 10.1 to this Current Report and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On May 6, 2020, the Company announced that it intends to offer $300 million in aggregate principal amount of Senior Notes due 2025 (the "Notes") in a private offering that is exempt from registration under the Securities Act of 1933, as amended (the “144A Offering”), subject to market and other customary conditions. The Company intends to use the net proceeds from the 144A Offering to repay borrowings under the Revolving Credit Facility. A copy of the press release announcing the 144A Offering is filed as Exhibit 99.1 to this Current Report and incorporated by reference herein.

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including statements regarding the Company’s intention to conduct the 144A Offering and the intended use of proceeds of the 144A Offering. In addition, words such as "estimates," "anticipates," "believes," "forecasts," "step," "plans," "predicts," "focused," "projects," "outlook," "is likely," "expects," "intends," "should," "will," "confident," variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions ("Risk Factors") that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: the effects of the COVID-19 pandemic on the Company’s business, operations, financial results and liquidity, including the duration and magnitude of such effects, which will depend on numerous evolving factors that the Company cannot currently accurately predict or assess, including: the duration and scope of the pandemic; the negative impact on global and regional markets, economies and economic activity, including the duration and magnitude of its impact on unemployment rates and consumer discretionary spending and levels of consumer confidence; actions governments, businesses and individuals take in response to the pandemic; the effects of the pandemic, including all of the foregoing, on the Company's distributors, suppliers, joint venture partners and other counterparties, and how quickly economies and demand for the Company’s products recover after the pandemic subsides; changes in general economic conditions, employment rates, business conditions, interest rates, tax policies and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for contract manufacturers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; changes in general economic conditions and/or the credit markets on the Company’s distributors, suppliers and retailers; increases in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the potential breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar event; problems affecting the Company’s distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other intangibles; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		10.1	Credit Agreement, dated as of May 5, 2020, among Wolverine World Wide, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

		99.1	Press Release dated May 6, 2020 announcing the 144A Offering.

		104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2020	WOLVERINE WORLD WIDE, INC.
(Registrant)

/s/ Michael D. Stornant
Michael D. Stornant
Senior Vice President, Chief Financial Officer and Treasurer

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